SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 18, 2004

(Date of earliest event reported)

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	ProForma Financial Information

Not applicable.

(c)	Exhibits

99.1 Press release issued by ONEOK, Inc. dated June 18, 2004.

Item 9. Regulation FD Disclosure

On June 18, 2003, ONEOK, Inc. (the “Company”) affirmed earnings guidance for 2004 remains in the range of $2.12 to $2.18 per diluted share of common stock. In addition, the Company updated segment operating income estimates and provided quarterly earnings per share guidance.

Some of the statements contained and incorporated in this form 8-K and the attached exhibits are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements relate to the anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements in various circumstances. The following discussion is intended to identify important factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements.

Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of operations and other statements contained or incorporated in this release identified by words such as “anticipate,” “estimate,” “expect,” “intend,” “believe,” “projection” or “goal.”

You should not place undue reliance on the forward-looking statements. Known and unknown risks, uncertainties and other factors may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Those factors may affect the Company’s operations, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause the

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Company’s actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following:

•	risks associated with any reduction in the Company’s credit ratings;

•	the effects of weather and other natural phenomena on sales and prices;

•	competition from other energy suppliers as well as alternative forms of energy;

•	the capital intensive nature of the Company’s business;

•	further deregulation, or “unbundling” of the natural gas business;

•	competitive changes in the natural gas gathering, transportation and storage business resulting from deregulation, or “unbundling,” of the natural gas business;

•	the profitability of assets or businesses acquired by the Company;

•	risks of marketing, trading, and hedging activities as a result of changes in energy prices or the financial condition of the Company’s trading partners;

•	economic climate and growth in the geographic areas in which the Company does business;

•	the uncertainty of estimates, including accruals for gas and oil reserves;

•	the timing and extent of changes in commodity prices for natural gas, natural gas liquids, electricity, and crude oil;

•	the effects of changes in governmental policies and regulatory actions, including, with respect to income taxes, environmental and other compliance issues, authorized rates, or recovery of gas costs;

•	the impact of recently issued and future accounting pronouncement and other changes in accounting policies;

•	the possibility of future terrorist attacks or the possibility or occurrence of an outbreak, hostilities or changes in the political dynamics in the Middle East or elsewhere;

•	the impact of unforeseen changes in interest rates, equity markets, inflation rates, economic recession and other external factors over which the Company has no control, including the effect on pension expense and funding resulting from changes in stock market returns;

•	risks associated with pending or possible acquisitions and dispositions, including the Company’s ability to finance or to integrate any such acquisitions and any regulatory delay or conditions imposed by regulatory bodies in connection with any such acquisitions and dispositions;

•	the results of administrative proceedings, enforcement proceedings and litigation involving the OCC, KCC, Texas regulatory authorities or any other local, state or federal regulatory body including the FERC and the CFTC;

•	the Company’s ability to access capital and competitive rates on terms acceptable to the Company;

•	the risk of a significant slowdown in growth or decline in the U.S. economy, the risk of delay in growth or recovery in the U.S. economy or the risk of increased

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•	costs for insurance premiums, security or other items as a consequence of the September 11, 2001, terrorists attacks or possible future terrorists attacks or war; and

•	the other risks and other factors listed in the reports the Company has filed and may file from time to time with the SEC.

Other factors and assumptions not identified above were also involved in the making of the forward-looking statements. The failure of those assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. The earnings guidance is provided in the press release attached as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date: June 21, 2004	By:	/s/ Jim Kneale
Jim Kneale
Senior Vice President, Treasurer
and Chief Financial Officer
(Principal Financial Officer)

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